SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)   May 1, 1997
                                                   -----------
                  First Georgia Holding, Inc.
                  (Exact Name of Registrant as
                    Specified in its charter)

        Georgia                      0-16657          58-1781773
-----------------------          ---------------    --------------------
(State or jurisdiction             (Commission         (I.R.S. Employer
or incorporation or organization)   File number)        Identification
                                                        Number)
                     1703 Gloucester Street
                      Brunswick, GA 31520
                     -----------------------
                     (Address of principal
                       executive offices)

Registrant's telephone number, including area code:    (912) 267-7283
                                                       --------------

Item 4.   Changes in Registrant's Certifying Accountant.

          A. Effective May 1, 1997, First Georgia Holding, Inc. ("First Georgia") dismissed its prior certifying accountants, KPMG Peat Marwick LLP ("KPMG") and retained as its new accountants, Deloitte & Touche LLP. KPMG's report on First Georgia's consolidated financial statements during the two most recent fiscal years contained no adverse opinion or a disclaimer of opinions, and was not qualified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by First Georgia's Board of Directors.

          During the last two fiscal years and the subsequent interim periods to the date hereof, there were no disagreements between First Georgia and KPMG on any matters of accounting principles or practices, finacial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

          None of the "reportable events" described in Item 304(a)(1)(v) occurred with respect to First Georgia within the last two fiscal years and the subsequent interim periods to the date hereof.

          B. Effective May 1, 1997, First Georgia engaged Deloitte & Touche LLP as its principal accountants. During the last two fiscal years and the subsequent interim periods to the date hereof, First Georgia did not consult Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        First Georgia Holding, Inc.

May 21, 1997                                  By G. FRED COOLIDGE
                                                -------------------
                                                G. FRED COOLIDGE, III
                                                Secretary and Treasurer

KPMG Peat Marwick LLP
303 Peachtree Street, N.E.
Suite 2000
Atlanta, GA 30308




May 21, 1997


Securities and Exchange Commission
Washington, DC 20549

Ladies and Gentlemen:

We were previously principal accountants for First Georgia Holding, Inc. and, under the date of November 1, 1996, we reported on the consolidated financial statements of First Georgia Holding, Inc. and subsidiary as of and for the years ended September 30, 1996 and 1995. On May 1, 997 our appointment as principal accountants of First Georgia Holding, Inc. was terminated. We have read First Georgia Holding, Inc's statements included under item 4 of its amended Form 8-KA dated May 21, 1997 and we agree with such statements, except that we are not in a position to agree or disagree with First Georgia Holding, Inc's statements under item 4A regarding new independent accountants and that the change was approved by First Georgia Holding, Inc.'s Board of Directors, nor with the statements unde item 4B.

Very truly yours,

KPMG PEAT MARWICK LLP